DA _____________
                Allianz Life Insurance Company of North America

USAllianz High Five TM Bonus

Individual Flexible Payment Variable Deferred Annuity Application Issued by Allianz Life Insurance Company of North America(Allianz Life), Minneapolis, MN

Countrywide except NY

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1.Account Registration

Owner is Individual (Must be age 80 or younger)

Individual Owner First Name   Middle Initial    Last Name      (Jr or Sr),or III
Owner is___Trust ___ Qualified Plan ___ Custodian (If Trust, please include the date of Trust in the name.)

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Non-Individual Owner Information
If Trust is Owner, please refer to Trustee Representation form.

Tax ID number__________________ Social Security number___________________

Street Address ___________________

City__________ State___ ZIP Code _________ Daytime telephone number____________

Sex ___ M ________________________ Are you a U.S. Citizen? __Yes __No If no,
    ___ F Date of Birth(mm/dd/yyyy)                                 need W8-BEN.


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Joint  Owner(Optional)(Must  be the spouse of the  Contract  Owner except in the states of NJ, OR, and PA.) (Must be ae 80 or younger.)

First Name      Middle Initial          Last Name             (Jr or Sr, or III)

Street Address___________________________

City__________ State_____ ZIP Code________  Datetime telephone number___________

Sex___ M  ____________________     _________________
   ___ F Date of Birth(mm/dd/yyyy) Social Security number Are you a U.S.Citizen? __Yes __ No If no, need W8-BEN.

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Relationship to Contract Owner
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Annuitant (Must complete if different than Contract Owner.) (Must be age 80 or younger)

First Name      Middle Initial          Last Name             (Jr or Sr, or III)

Street Address________________________

City___________ State____ ZIP Code________ Daytime telephone number___________

Sex __ M _________________         _________________
    __ F Date of Birth(mm/dd/yyyy)Social Security number Are you a U.S. Citizen?
                                                 __Yes __ No If no, need W8-BEN.

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2. Purchase Payment

This section must be completed. Please make check payable to Allianz Life. $25,000 initial minimum Purchase Payment required.
___ Purchase Payment enclosed with application ___ This contract will be funded by a 1035 exchange, Tax Qualified
___ Purchase Payment amount$_______            Transfer/Rollover, CD Transfer
                                               or Mutual Fund Redemption
                                               (If checked, please include the
                                               appropriate forms.)
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3. Plan Specifics

This section must be completed to indicate how this contract should be issued.

NonQualified:___

Qualified IRA: __ Roth IRA __ SEP IRA __ Roth Conversion __ New Roth or IRA contribution for tax year __

Qualified Plans: __ 403(b)(90-24 transfer) __ 401(If a 401, plan must be owner and beneficiary)
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4. Replacement

This section must be completed.

Do you have existing life insurance or annuity contracts?  Yes* __ No __ If yes,

will the annuity contract applied for replace or change existing contracts or policies? Yes*__ No __

If yes, the Registered  Representative  must answer the replacement  question in section 10 of this application. *Please include the appropriate forms for NAIC Model Regulation states.
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5. Guaranteed Minimum Death Benefit(GMDB)Options
You must choose only ONE of the following Death Benefit Options.Upon making your selection, it cannot be changed.

___ Traditional Guaranteed Minimum Death Benefit(No additional cost.)

___ Enhanced Guaranteed Minimum Death Benefit  (Option)(Available  to owners age
    79 or younger on the Issue Date at additional cost.)
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6. Purchase Payment Allocation

COMPLETE THIS SECTION FOR ALLOCATION AND DOLLAR COST AVERAGING (DCA) SOURCE INVESTMENT CHOICE. You may select up to 15 Investment Choices and/or the Fixed Account. Must use whole percentages(33.3% or dollars are not permitted). Total of percentages in this section must total 100%

PLEASE NOTE: If DCA is being requested, DCA form must be attached to indicate which Investment Choice you wish to dollar cost average into. If this form is NOT attached and you request DCA, we cannot invest your Purchase Payment. The Fixed Account is not available as a source or destination Investment Choice for Dollar Cost Averaging.

Small Cap
____% Dreyfus IP Small Cap Stock Index
____% Franklin Small Cap
____% Franklin Small Cap Value Securities
____% Seligman Small-Cap Value
____% USAZ Oppenheimer Emerging Growth
____% USAZ PIMCO NFJ Small Cap Value
Mid Cap
____% Franklin Rising Dividends Securities
____% Mutual Shares Securities
____% USAZ PIMCO PEA Renaissance
____% USAZ Van Kampen Aggressive Growth
____% USAZ Van Kampen Growth
 Large Growth
____% Franklin Large Cap Growth Securities
____% Jennison 20/20 Focus
____% USAZ AIM Blue Chip
____% USAZ AllianceBernstein Large Cap Growth
____% USAZ Van Kampen Emerging Growth
International Equity
____% Mutual Discovery Securities
____% Oppenheimer Global Securities/VA
____% SP Jennison International Growth
____% Templeton Foreign Securities
____% Templeton Growth Securities
____% USAZ AIM International Equity
____% USAZ Templeton Developed Markets Securities
____% USAZ Van Kampen Global Franchise
Large Blend
____% Dreyfus Stock Index
____% Franklin Growth and Income Securities
____% Oppenheimer Main Street/VA
____% SP Strategic Partners Focused Growth
____% USAZ PIMCO PEA Growth and Income
Large Value
____% Davis VA Value
____% USAZ AIM Basic Value
____% USAZ AllianceBernstein Growth and Income
____% USAZ PIMCO PEA Value
____% USAZ Van Kampen Comstock
____% USAZ Van Kampen Growth and Income
High Yield Bonds
____% Franklin High Income
____% Franklin Income Securities
____% Oppenheimer High Income/VA
____% PIMCO VIT High Yield
Intermediate-Term Bonds
____% Franklin Zero Coupon -2010
____% PIMCO VIT Real Return
____% PIMCO VIT Total Return
Short-Term Bonds
____% Franklin U.S. Government
____% Franklin Zero Coupon -2005
Cash Equivalent
____% USAZ Money Market
Specialty
____% Davis VA Financial
____% Franklin Global Communications Securities
____% Franklin Real Estate
____% Templeton Developing Markets Securities
____% USAZ AIM Dent Demographic Trends
____% USAZ Oppenheimer Emerging Technologies

____% Allianz Life Fixed Account (Not available for selection in the states of AL, OR, PA, UT, and WA or for the DCA program.)

                             TOTAL of_____________%
                                (Must equal 100%)

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7.       Telephone Authorization

___Yes By checking "yes," I am authorizing and directing Allianz Life to act on telephone or electronic instructions from the registered representative and/or anyone authorized by him/her to transfer Contract Values among the Investment Choices. If the box is not checked, this authorization will be permitted for the Owner only. Allianz Life will use reasonable procedures to confirm that these instructions are authorized as genuine. As long as these procedures are followed, Allianz Life and its affiliates and their directors, trustees, officers, employees, representatives, and/or agents will be held harmless for any claim, liability, loss, or cost. The electronic transaction privilege may be modified or withdrawn at the discretion of the Company.
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8.       Beneficiary Designation

If the Beneficiary is a Trust, Qualified Plan or Custodian, please check the box and include the name below Trust__ 401___ Qualified Plan __ Custodian___

                             --------   -------------   ---------------------
____Primary ____ Contingent Percentage  Tax ID number   Social Security number

Non-Individual Beneficiary Information (If Trust, please include date of Trust in name.) (If owner is a 401 qualified plan, the plan must be the beneficiary.)
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                            --------    -------------   ---------------------
____Primary ____ Contingent Percentage  Tax ID number   Social Security number

-------------           -----------------       --------------------
First Name              Middle Initial          Last Name

--------------------
Relationship
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                            --------    -------------   ---------------------
____Primary ____ Contingent Percentage  Tax ID number   Social Security number

-------------           -----------------       --------------------
First Name              Middle Initial          Last Name

--------------------
Relationship
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                            --------    -------------   ---------------------
____Primary ____ Contingent Percentage  Tax ID number   Social Security number

-------------           -----------------       --------------------
First Name              Middle Initial          Last Name

--------------------
Relationship

(If more than 4 beneficiaries, attach a list signed by Owner. At the Contract Owner's death, the surviving Joint Owner becomes the Primary Beneficiary.)


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9.       Statement of Applicant

The following states require applicants to read and acknowledge the statement for your state below

Arizona: Upon your written request, we will provide you with factual information regarding the benefits and provisions of the Annuity Contract for which you are applying. If for any reason you are not satisfied with the Annuity Contract, you may return the Contract within 10 days after you receive it for a full refund of the Contract Value.

Arkansas, Kentucky, Louisiana, Maine, New Mexico, Ohio, and Tennessee: Any person who knowingly, and with intent to defraud any insurance company, submits an application or files a statement of claim containing any false, incomplete, or misleading information, commits a fraudulent insurance act, which is a crime, may be subject to criminal prosecution and civil penalties. In ME and TN, additional penalties may include imprisonment, fines, or denial of insurance benefits.

Colorado: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

District of Columbia, Pennsylvania and Virginia: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act (except VA), which is a crime and subjects such person to criminal and civil penalties. In DC and VA, additional penalties may include imprisonment and/or fines, or denial of insurance benefits.

Florida: Any person who knowingly and with the intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

Minnesota: This Contract is not protected by the Minnesota Life and Health Insurance Guarantee Association or the Minnesota Insurance Guarantee Association. In the case of insolvency, payment of claims is not guaranteed. Only the assets of this insurer will be available to pay the claim.

New Jersey: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

Vermont: I understand that this variable annuity is not a bank deposit; is not federally insured; is not endorsed by any bank or government agency; is not guaranteed and may be subject to loss of principal.

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9. Statement of Applicant (continued)

By signing below, the Contract Owner acknowledges the statements mentioned above and understands that or agrees to the following: I received a Prospectus and have determined that the variable annuity applied for is not unsuitable for my investment objectives, financial situation, and financial needs. It is a long-term commitment to meet financial needs and goals. I understand that the Contract Value and variable Annuity Payments may increase or decrease depending on the investment results of the variable Investment Options, and that no minimum Contract Value or variable Annuity Payment is guaranteed. To the best of my knowledge and belief, all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any contract to be issued. No representative is authorized to modify this agreement or waive any of Allianz Life's rights or requirements. (Minnesota only: FIXED ACCOUNT CONTRACT VALUES ARE SUBJECT TO A MARKET VALUE ADJUSTMENT UPON TRANSFER OR WITHDRAWAL FROM THE FIXED ACCOUNT IF MADE AT ANYTIME EXCEPT WITHIN 30 DAYS BEFORE THE END OF AN ACCOUNT PERIOD.) (Texas only: AMOUNTS PAYABLE UNDER THE CONTRACT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT PRIOR TO A DATE SPECIFIED IN THE CONTRACT.)

---------------------------------     -------------------------------
Contract Owner's signature           Joint Owner's signature
(or Trustee, if applicable)        (or Trustee, if applicable)

--------------------------   ----------
Signed at (city and state)   Date signed  __  Please send me a Statement of
                                              Additional Information also
                                              available on the SEC web site
                                              (http://www.sec.gov).
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10.  Registered Representative

By signing below, the Registered Representative/Agent certifies to the following: I am NASD registered and state licensed for variable annuity contracts in all required jurisdictions; and I provided the Contract Owner(s) with the most current Prospectus; and to the best of my knowledge and belief, this application __DOES ___DOES NOT involve replacement of existing life insurance or annuities. If a replacement, include a copy of each disclosure statement and a list of companies involved.

1._____________________________________
  Registered Representative's signature
  -------------------------------------------------------------
  Registered Representative's first and last name (please print)

2._________________________________________________
  Registered Representative's signature (split case)

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  Registered Representative's first and last name (please print) (split case)

  ----------------------------------
  Registered Representative's address

  --------------------------------
  Broker/dealer name (please print)

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Authorized signature of broker/dealer (if required)
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11. Home Office Use Only

If Allianz Life Insurance Company of North America makes a change in this space in order to correct any apparent errors or omissions, it will be approved by acceptance of this contract by the Owner(s); however, any material change must be accepted in writing by the Owner(s). Changes to this application that affect product, benefits, amount of insurance or age require acceptance by the Owner(s).

                               Mailing Information

                     APPLICATIONS THAT HAVE A CHECK ATTACHED

REGULAR MAIL
Allianz Life-USAllianz Service Center
PO Box 824240
Philadelphia, PA  19182-4240

OVERNIGHT, CERTIFIED, OR REGISTERED Allianz Life-USAllianz Service Center 824240 c/o PNC Bank Lockbox Route 38 and East Gate Drive Moorestown, NJ 08057

                 APPLICATIONS THAT DO NOT HAVE A CHECK ATTACHED

REGULAR MAIL
Allianz Life-USAllianz Service Center
300 Berwyn Park
PO Box 3031
Berwyn, PA  19312-0031

OVERNIGHT, CERTIFIED, OR REGISTERED
Allianz Life-USAllianz Service Center
300 Berwyn Park
Berwyn, PA  19312-1179

For  further  questions,  please  call the  USAllianz  Service  Center  at (800)
624-0197.

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